As filed with the U.S. Securities and Exchange Commission on August 14, 2026

File No. [*]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. __ ☐

(Check appropriate box or boxes.)

ULTIMUS MANAGERS TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Office) (Zip Code)

(513) 587-3400

Registrant’s Telephone Number, including Area Code

Karen Jacoppo-Wood
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Please send copies of all communications to:

Andrew Davalla

Thompson Hine LLP
3900 Key Center, 127 Public Square
Cleveland, Ohio 44114

(216) 566-5706

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of the securities being registered: Shares of beneficial interest, with no par value, of Lyrical U.S. Value Equity ETF

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

LYRICAL U.S. VALUE EQUITY FUND

A SERIES OF ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

September [ ], 2026

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Lyrical U.S. Value Equity Fund, a series of the Ultimus Managers (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration and upon recommendation of Lyrical Asset Management LP (the “Adviser”), has approved the conversion (the “Reorganization”) of the Lyrical U.S. Value Equity Fund (the “Target Fund”) into an exchange-traded fund (“ETF”) by reorganizing the Target Fund into the newly created series of the Trust, the Lyrical U.S. Value Equity ETF (the “Survivor Fund”). The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund,” and together as the “Funds.” The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives and principal investment strategies. Each Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange. We anticipate that the Reorganization will benefit shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Information Statement.

The Board has concluded that the Reorganization is in the best interests of the Target Fund and its shareholders. In approving the Reorganization, the Board considered, among other things: (i) the Funds’ identical investment objectives and principal investment strategies; (ii) the expected portfolio management efficiencies for the Survivor Fund such as lower expenses, lower cost of operations, potential for improved tax efficiency, intra-day trading, enhanced portfolio transparency and potential for expanded distribution opportunities; and (iii) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Board also considered that it is not anticipated that shareholders will recognize any gain or loss for tax purposes on the exchange of Target Fund shares for Survivor Fund shares in the Reorganization and that the costs of the Reorganization will be borne by the Adviser. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency. An ETF generally may acquire and redeem securities in-kind. Redeeming ETF shares in-kind can minimize an ETF’s need to sell securities at a taxable gain, thereby reducing the need for taxable realized gains to be distributed to ETF shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value (“NAV”) of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about [DATE] (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a shareholder in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization. Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders and any shares held in direct accounts and such cash payment may be taxable. Shares of the Target Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Survivor Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on November 9, 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF and do not take action prior to November 9, 2026 to set up a brokerage account that permits investment in ETF shares, you will not receive shares of the Survivor Fund as part of the Reorganization. Instead, your investment will be liquidated on November 9, 2026 and you will receive cash equal in value to the NAV of your Target Fund shares.

The Target Fund offers four classes of shares: A Class, C Class, Investor Class and Institutional Class. The Survivor Fund offers only one class of shares. As part of the Reorganization, on or around November 2, 2026, all issued and outstanding A Class, C Class, Investor Class shares of the Target Fund will convert to Institutional Class shares of the Target Fund (the “Share Class Consolidation”). The Share Class Consolidation is intended to move shareholders into a share class that most closely resembles the Survivor Fund’s sole share class. The Share Class Consolidation will be effected on the basis of the relative NAVs of the relevant classes, without the imposition of any sales load, fee or other charge.

Following the Reorganization, the Target Fund will cease operations and be terminated as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization. In addition, we do not expect the Reorganization to cause the shareholders of the Target Fund to recognize any federally taxable gains or losses on the exchange of Target Fund shares for Survivor Fund shares.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at [ ]

Sincerely,

Todd Heim

President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q.	What is this document and why did we send it to you?
A.	This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Lyrical U.S. Value Equity Fund (the “Target Fund”) and the Lyrical U.S. Value Equity ETF (the “Survivor Fund”). Both the Target Fund and the Survivor Fund are series of the Ultimus Managers Trust (the “Trust”). The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund,” and together as the “Funds.” The Funds pursue identical investment objectives and investment strategies. When the reorganization of the Target Fund into the Survivor Fund (the “Reorganization”) is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will cease operations and will be terminated as a series of the Trust. Please refer to this Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of [DATE] (the “Record Date”). The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.	Has the Board of Trustees approved the Reorganization?
A.	Yes. The Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the trustees of the Trust (“Trustees”) who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “Company Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s shareholders and that the shareholders’ interests in their Target Fund shares will not be diluted as a result of the Reorganization. The Board noted that shareholders will benefit by maintaining an investment with an identical investment objective and the same investment strategies on a tax-free basis in an exchange-traded fund (“ETF”) with potential for operating efficiencies. The Survivor Fund will not commence operations before completion of the Reorganization and does not have existing shareholders.
Q.	How will the Reorganization affect me as a shareholder?
A.	Unlike the Target Fund, individual shares of the Survivor Fund are not purchased or redeemed directly with the Survivor Fund at net asset value (“NAV”). Rather, you will buy and sell shares of the Survivor Fund only in secondary market transactions on the New York Stock Exchange (NYSE) (the “Exchange”). Shares are listed for trading on the Exchange under the symbol [TICKER] and will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares. In addition, unlike shares of the Target Fund, which can only be purchased or redeemed once daily after the next-determined NAV, Survivor Fund shares can be purchased and sold throughout the trading day like shares of publicly-traded companies, which gives you greater flexibility to enter into or exit out of your investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, you will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions also may result in paying brokerage commissions.

The number of shares of the Survivor Fund you receive in the Reorganization (and thus the number of shares allocated to you) will depend on the relative NAV per share of each Fund immediately prior to the Reorganization. Thus, although the aggregate NAV of your account will be the same, you may receive a greater or lesser number of shares of the Survivor Fund than you currently hold of the Target Fund. No physical share certificates will be issued.

Q.        What are some features of ETFs that differ from mutual funds?

A.        The following are some unique features of ETFs as compared to mutual funds:

  Intraday trading. Shares of the Target Fund can only be purchased or redeemed once daily after the next-determined NAV. In contrast, because the Survivor Fund will be listed on the Exchange, its shares can be purchased at a quoted bid price and sold at a quoted ask price on the exchange, which gives the shareholder more control over the ability to enter into or exit out of their investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, an investor will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions also may result in paying brokerage commissions.

  Sales only through a Broker. Unlike the mutual fund shares of the Target Fund, ETF shares cannot be purchased or redeemed directly from the Survivor Fund (except by an authorized participant, “Authorized Participant”). Investors that wish to purchase or sell Survivor Fund shares after the Reorganization will need to have a broker-dealer execute their transaction at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs such as the Survivor Fund may trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Survivor Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Survivor Fund, may trade at a price less than (discount) or greater than (premium) the ETF’s NAV. The trading prices of the Survivor Fund’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the Survivor Fund’s shares and shares of the underlying securities held by the Survivor Fund, economic conditions, and other factors, rather than at the Survivor Fund’s NAV, which is calculated at the end of each business day.

  Lower expense ratio. The Target Fund pays a management fee of 0.85% of average daily net assets and limits its total annual fund operating expenses to 0.99% of the average daily net assets of the Institutional Class shares, 1.24% of the average daily net assets of the Investor Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares.  The Survivor Fund has a unitary fee of 0.75% of average daily net assets.

  Increased transparency. As a shareholder of the Survivor Fund, you will gain the benefit of fully daily transparency because the Survivor Fund will be a transparent ETF that operates with full transparency into its underlying portfolio holdings. Following the Reorganization, the Survivor Fund will make its portfolio holdings public each day prior to the open of the Exchange. This holdings information will be found on the Survivor Fund’s website, [*]. The Target Fund does not provide full daily transparency into its underlying portfolio holdings.

  Lower cost of operation. The Survivor Fund is expected to cost less to operate relative to the Target Fund because there are expenses that the Target Fund incurs as part of its operations that the Survivor Fund will not incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees, and certain transaction-related expenses.

  Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the shareholders of the Survivor Fund. When a mutual fund, such as the Target Fund, sells portfolio securities, that sale can create capital gains that may be taxable to shareholders of the mutual fund. In contrast, the creation and redemption process for an ETF, including actively-managed ETFs such as the Survivor Fund, allows the ETF to acquire and sell portfolio securities in-kind. This process generally reduces the realization of taxable capital gains by the ETF. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains tax on their investment in the

  ETF after they sell their ETF shares. The Survivor Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but in an ETF structure.

  Potential for expanded distribution. Additional platform opportunities in connection with the ETF structure could lead to an increase in the Survivor Fund’s assets.

Q.	Are the Funds’ Investment Objectives and Principal Investment Strategies different?
A.	Each Fund’s investment objective is identical because each Fund seeks to provide long-term capital growth. The Target Fund and the Survivor Fund also have identical principal investment strategies. The Survivor Fund will maintain its current investment objective and principal investment strategies after the Reorganization.

Q.       Are there any differences in risks between the Fund and the Acquiring ETF?

A.	Yes. The Survivor Fund is subject to additional risks attributable to operating as an ETF. Because the Survivor Fund’s shares are bought and sold in the secondary market at market prices, there may be times when the market price of shares is more or less than NAV per share. In addition, due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of the Survivor Fund’s shares may significantly reduce investment results and an investment in the Survivor Fund’s shares may not be advisable for investors who anticipate regularly making small investments. Finally, since only Authorized Participants may engage in creation or redemption transactions directly with the Survivor Fund, to the extent Authorized Participants exit the business, the Survivor Fund’s shares may be more likely to trade at a premium or discount and possibly face trading halts or de-listing. These risks are discussed in greater detail in the Combined Prospectus/Information Statement.

Q.       Will the Reorganization affect the way my investments are managed?

A.	No. The Adviser is the investment adviser to both the Target Fund and the Survivor Fund. The current portfolio manager of the Target Fund also will serve as portfolio manager of the Survivor Fund, and the Survivor Fund will be managed using the same investment objective and substantially similar investment strategies as are currently used by the Target Fund.

Q.	Why is no shareholder action necessary?
A.	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Ohio Revised Code or under the Trust’s Declaration of Trust. Pursuant to Rule 17a-8 under the Company Act, a vote of the shareholders of the Target Fund is not required.

Q. When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about November 9, 2026 (“Closing Date”), or as soon as possible thereafter.
Q.	Who will pay for the Reorganization?
A.	The costs of the Reorganization will be borne by the Adviser. The costs of the Reorganization are estimated to be approximately $[*].
Q.	Will the Reorganization result in any federal tax liability to me?
A.	The Reorganization generally is not expected to result in a tax consequence to Target Fund shareholders. However, you may experience tax consequences if you receive cash in redemption of any fractional shares of the Target Fund prior to the Reorganization because either you do not hold shares of the Target Fund through a brokerage account, or on the Closing Date of the Reorganization you hold your shares of the Target Fund directly through a brokerage account that cannot accept shares of the Survivor Fund. In these circumstances, your investment in the Target Fund will either be liquidated and the cash value of your Target Fund shares returned to you, or your shares of the Target Fund will be transferred by your financial intermediary to a different investment option. Both situations may be taxable events.

Shareholders should consult their tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign, and other taxes.

Q.        What do I need to do about my Target Fund account prior to the Reorganization?

A.	The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of your account.

Accounts that Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETF shares or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Survivor Fund.

Accounts that Require Action

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares. If you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Survivor Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

Fund Direct Accounts—If you do not have a brokerage account or a relationship with a brokerage firm, you need to open an account that can accept or maintain Survivor Fund shares. If you are unable to establish a brokerage account that can accept ETF shares, your shares will be liquidated. The conversion of Survivor Fund shares to cash may be subject to fees and expenses and will be a taxable event.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

Q.  How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?

A.   The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account before the Reorganization.

Q. Can	I redeem my shares of the Target Fund before the Reorganization takes place?
A.	Yes. You may redeem your Target Fund shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Target Fund shares that you hold as of November 9, 2026 will be exchanged for shares of the Survivor Fund.
Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, or other similar fee in connection with the Reorganization, and Target Fund shareholders will not pay any such fee indirectly.
Q.	How do I transact in shares of the Survivor Fund after the Reorganization?
A.	After the Reorganization, shares of the Survivor Fund will be listed on the Exchange and may only be purchased and sold in the secondary market. Shares of the Survivor Fund also may be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Survivor Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Survivor Fund’s shares trade at market prices rather than at NAV, the Survivor Fund’s shares may trade at a price less than (discount) or greater than (premium) the Survivor Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. What if I do not want to own shares of the Survivor Fund?

A.	If you do not want to receive shares of the Survivor Fund, you can redeem your Target Fund shares prior to the Reorganization. Prior to doing so, however, you should consider the tax consequences associated with such action. Redemption of your Target Fund shares may be a taxable event if you hold your shares in a taxable account. The last date to redeem your Target Fund shares prior to the Reorganization is November 9, 2026.
Q.	Whom do I contact for further information?
A.	You can contact your financial advisor or other financial intermediary for further information. You may also contact the Funds at 1-888-884-8099. You may also visit the Funds’ website at www.lyricalvaluefunds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

INFORMATION STATEMENT FOR

LYRICAL U.S. VALUE EQUITY FUND, A SERIES OF ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

PROSPECTUS FOR

LYRICAL U.S. VALUE EQUITY ETF, A SERIES OF ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

DATED SEPTEMBER [ ], 2026

RELATING TO THE REORGANIZATION OF

LYRICAL U.S. VALUE EQUITY FUND WITH AND INTO

LYRICAL U.S. VALUE EQUITY ETF

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Lyrical U.S. Value Equity Fund (the “Target Fund”), a series of the Ultimus Managers Trust, an Ohio business trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Target Fund will be reorganized into the Lyrical U.S. Value Equity ETF (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund,” and together, the “Funds.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you,” and “your” refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of each Fund and their respective shareholders. The Survivor Fund pursues the same investment objective and investment strategies as the Target Fund. See “Summary—Investment Objectives and Principal Investment Strategies” below.

Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders and any shares held in direct accounts with the Target Fund. Such cash payment may be taxable. At the closing date of the Reorganization (“Closing Date”), the Survivor Fund will acquire substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will cease operations and be terminated as a series of the Trust. The Reorganization is not expected to require the sale of any portfolio positions (i.e., portfolio repositioning).

A copy of the form of the Plan of Reorganization is included as Exhibit A to this Combined Prospectus/Information Statement.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated September [ ], 2026 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (“SEC”), and is also attached hereto.

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In addition, the following documents each have been filed with the SEC and are incorporated herein by reference:

•	Prospectus and Statement of Additional Information related to the Target Fund, each dated March 30, 2026 (File No. 811-22680, Acc. No. 0001580642-26-002048);
•	Prospectus and Statement of Additional Information related to the Survivor Fund, each dated [*] (File No. 811-22680, Acc. No. 0001580642-26-003645);
•	Annual Report to shareholders of the Target for the fiscal year ended November 30, 2025, which has previously been made available to shareholders of the Target Fund (File No. 811-22680, Acc. No. 0001580642-26-000820); and
•	Semi-Annual Report to shareholders of the Target Fund for the semi-annual period ended May 31, 2026, which has been previously been made available to shareholders of the Target Fund. (File No. 811-22680, Acc. No. 0001580642-26-004782).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “Company Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, each Fund’s Prospectus and SAI, and the Target Fund’s annual and semi-annual shareholder reports are available upon request and without charge by writing to the Funds’ transfer agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, or by calling toll-free at [ ]. They also are available, free of charge, at the Funds’ website at [*]. Information about the Funds is accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS OF THE TARGET FUND ON OR ABOUT [DATE].

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT, EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

SUMMARY	4
The Reorganization	4
Investment Objectives and Principal Investment Strategies	5
Fees and Expenses	6
Portfolio Turnover	8
Federal Tax Consequences	8
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	8
Principal Investment Risks	8
COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	9
Investment Objectives and Principal Investment Strategies	9
Comparison of Investment Objectives and Principal Investment Strategies	10
Fundamental Investment Policies	11
Risks of the Funds	13
Performance History	14
Management of the Funds	17
Other Service Providers	18
Purchase, Redemption and Pricing Of Fund Shares	19
Frequent Purchases And Redemption Of Fund Shares	19
Dividends, Distributions And Taxes	19
Payments to Broker-Dealers and Other Financial Intermediaries.	20
FINANCIAL HIGHLIGHTS	20
INFORMATION RELATING TO THE REORGANIZATION	20
Description of the Reorganization	20
Terms of the Reorganization	21
Reasons for the Reorganization	21
Federal Income Taxes	22
Expenses of the Reorganization	22
Continuation of Shareholder Accounts and Plans; Share Certificates	22
OTHER INFORMATION	23
Capitalization	23
Shareholder Information	25
Shareholder Rights and Obligations	26
Shareholder Proposals	26
EXHIBIT A—AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
EXHIBIT B—FINANCIAL HIGHLIGHTS	B-1

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Ohio as a business trust, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are each organized as separate series of the Trust. The investment objective of each of the Target Fund and the Survivor Fund are identical and each Fund seeks to provide long-term capital growth.

Lyrical Asset Management LP (the “Adviser”) is the investment adviser for the Target Fund and will serve as the investment adviser for the Survivor Fund. Andrew Wellington, John Mullins and Dan Kaskawits serve as the Target Fund’s Portfolio Managers and will each serve as a portfolio manager of the Survivor Fund following the Reorganization.

The Reorganization

The Proposed Reorganization. The Board, including the trustees of the Trust (“Trustees”) who are not “interested persons” of the Trust (as defined in the Company Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization provides for the:

•	Transfer of all of the assets and liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	Distribution of such shares to the Target Fund’s shareholders; and
•	Termination of the Target Fund as a separate series of the Trust and liquidation of the Target Fund.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders for the Target Fund to be reorganized into the Survivor Fund. The Survivor Fund has an identical investment objective and the same principal investment strategies as the Target Fund. As an ETF, the Survivor Fund may provide the following benefits to Target Fund shareholders following the Reorganization:

•	Lower expense ratio. The Target Fund pays a management fee of 0.85% of average daily net assets and limits it total annual fund operating expenses to 0.99% of the average daily net assets of the Institutional Class shares, 1.24% of the average daily net assets of the Investor Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. The Survivor Fund has a unitary fee of 0.75% of average daily net assets.

•	Increased transparency. The Survivor Fund will be a transparent ETF that operates with full transparency of its portfolio holdings. Following the Reorganization, the Survivor Fund will make its portfolio holdings public each day prior to the open of the New York Stock Exchange (NYSE) (the “Exchange”). This holdings information will be found on the Survivor Fund’s website, [*].

•	Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the shareholders of the Survivor Fund. When a mutual fund, such as the Target Fund, sells portfolio securities, that sale can create capital gains that may be taxable to shareholders of the mutual fund. In contrast, the creation and redemption process for an ETF, including actively-managed ETFs such as the Survivor Fund,
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allows the ETF to acquire and sell portfolio securities in-kind. This process generally reduces the realization of taxable capital gains by the ETF. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Survivor Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but in an ETF structure.

•	Intraday trading. Shares of the Target Fund can only be purchased or redeemed once daily after the next-determined NAV. In contrast, because the Survivor Fund will be listed on the Exchange, its shares can be purchased at a quoted bid price and sold at a quoted ask price throughout the trading day on the Exchange, which gives the shareholder more control over the ability to enter into or exit out of their investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, an investor will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions may also result in paying brokerage commissions.

•	Potential for expanded distribution. Additional platform opportunities in connection with the ETF structure could lead to an increase in the Survivor Fund’s assets and create potential opportunities for economies of scale.

As a result, the Adviser believes Target Fund shareholders would benefit from becoming shareholders of the Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on [DATE].

The factors considered by the Board with in approving the Reorganization included, but were not limited to, the following:

•	After the Reorganization, Target Fund shareholders will be invested in the Survivor Fund with an identical investment objective and the same principal investment strategies as the Target Fund;
•	After the Reorganization, Target Fund shareholders will be invested in the Survivor Fund with lower total operating expenses;
•	The same portfolio managers that currently manage the Target Fund will manage the Survivor Fund after the Reorganization
•	The Survivor Fund is expected to achieve certain operating efficiencies as an ETF;
•	The Reorganization is not expected to result in any tax consequence to shareholders;
•	The costs of the Reorganization will be borne by the Adviser; neither the Funds nor their shareholders will bear any of the costs of the Reorganization;
•	Each Target Fund shareholder will receive Survivor Fund shares with the same aggregate NAV as their Target Fund shares;
•	Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Survivor Fund; and
•	A vote of shareholders of the Target Fund is not required under the Trust’s governing documents.
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The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that the Reorganization is advisable and in the best interests of the shareholders of the Target Fund, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The determinations on behalf of the Target Fund were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Ohio law or under the Trust’s Declaration of Trust.

In addition, pursuant to Rule 17a-8 under the Company Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the Company Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s investment management agreement is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and therefore, a vote of shareholders is not required under the Company Act.

The Target Fund offers four classes of shares: A Class, C Class, Investor Class and Institutional Class. The Survivor Fund offers only one class of shares. As part of the Reorganization, on or around [DATE], all issued and outstanding A Class, C Class, Investor Class shares of the Target Fund will convert to Institutional Class shares of the Target Fund (the “Share Class Consolidation”). The Share Class Consolidation is intended to move shareholders into a share class that most closely resembles the ETF’s sole share class. The Share Class Consolidation will be affected on the basis of the relative NAVs of the relevant classes, without the imposition of any sales load, fee or other charge.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and the same principal investment strategies. The investment objective and principal investment strategies of the Survivor Fund will continue after the Reorganization. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies,” below.

Each Fund’s investment objective is to provide long-term capital growth. Each Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange. Each Fund is diversified.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds,” below. The fundamental investment policies applicable to the Target Fund are also applicable to the Survivor Fund.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold, and/or sell shares of the Target Fund or Survivor Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries that are not reflected in the tables and examples below. The tables allow you to compare and contrast the expense levels for the Target Fund with the Survivor Fund. Annual fund operating expenses for the Target Fund shown in the table below are based on the Target Fund’s expenses for the semi-annual period year ended May 31, 2026. Also shown are annual fund operating expenses projected for the Survivor Fund on a pro forma basis after giving effect to the proposed Reorganization, based on pro forma net assets as of May 31, 2026. The fee table does not reflect the costs associated with the Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Survivor Fund shares. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in

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connection with the receipt of Survivor Fund shares from the Reorganization. Due to the Share Class Consolidation discussed above, the following tables describe only the fees and expenses for Institutional Class shares of the Target Fund.

Shareholder Fees (fees paid directly from your investment):

	Target Fund	Pro Forma Survivor Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Investor Class	Target Fund Institutional Class	Target Fund A Class	Target Fund C Class	Pro Forma Survivor Fund
Management Fees	0.85%	0.85%	0.85%	0.85%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%	1.00%	0%
Other Expenses	0.46%	0.14%	1.36%	0.69%	0.00%
Total Annual Fund Operating Expenses	1.56%	0.99%	2.46%	2.54%	0.75%
Fees Recouped	0.02%	0.02%	0.02%	0.02%
Fee Waivers and/or Expense Reimbursement(1)	(0.34)%	(0.02)%	(1.24)%	(0.57)%	N/A
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	1.24%	0.99%	1.24%	1.99%	N/A

1 Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until April 1, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares, 1.24% of the average daily net assets of the Investor Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years after the date that such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to April 1, 2027, this agreement may not be modified or terminated without the approval of the U.S. Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the U.S. Fund’s investment advisory agreement with the Adviser is terminated. During the fiscal year ended November 30, 2025, the Adviser recouped $131,236 of prior years’ management fee reductions and expense reimbursements.

EXAMPLES

The Example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. This Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem or sell, as applicable, all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Target Fund – Investor Class	$126	$461	$820	$1,829
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Target Fund – Institutional Class	$101	$315	$547	$1,213
Target Fund –A Class	$694	$1,188	$1,706	$3,123
Target Fund –C Class	$202	$768	$1,301	$2,834
Pro Forma — Survivor Fund	$77	$240	$417	$930

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. However, Target Fund shareholders may recognize gain or loss upon the receipt of cash in redemption of fractional shares of the Target Fund prior to the Reorganization, and shareholders whose Target Fund shares are not held in a brokerage account, or are held through a brokerage account that cannot accept shares of the Survivor Fund on the Closing Date of the Reorganization, may recognize gain or loss if their Target Fund shares are either liquidated and redeemed for cash, or transferred by their financial intermediary to a different investment option. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, and exchange of shares are materially different. The Target Fund and Survivor Fund have identical valuation policies. Please see “Comparison of the Target Fund and Survivor Fund” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares of each Fund.

Principal Investment Risks

Because of their identical investment strategies, the principal risks associated with an investment in the Survivor Fund are the same as those risks associated with an investment in the Target Fund. Principal investment risks for both Funds include current market environment risk, focused portfolio risk, management risk, market risk, and sector emphasis risk. As an ETF, the Survivor Fund is subject to the additional risks of investing in an ETF and of the ETF structure risks. More information on each of these types of investment risks can be found under “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

The Funds have identical investment objectives and principal investment strategies, and the portfolio managers managing the Target Fund will manage the Survivor Fund. The principal risks of the Target Fund also apply to the Survivor Fund. However, the Survivor Fund has some additional risks due to its operations as an ETF. Below is a comparison of the Funds’ investment objectives, investment policies, risks, performance, management and operations.

Investment Objectives and Principal Investment Strategies

The Survivor Fund will maintain the investment objective and principal investment strategies of the Target Fund after the Reorganization. Each Fund’s investment objective is to provide long-term capital growth. Each Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange.

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Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which means the vote of the lesser of: (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

1.	Borrowing Money. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary of emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.
2.	Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
3.	Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.
4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
6.	Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.
7.	Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (or other revenue bonds issued in connection with an identifiable industry; e.g., healthcare of education) or repurchase agreements with respect thereto, or investments in registered investment companies, except that the portfolios of registered investment companies will be included when calculating such concentration.

With respect to the “fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase);

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provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities restriction relating to illiquid securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions,” notwithstanding prohibitions on the issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the Rule’s conditions. In accordance with Rule 18f-1, a fund may enter into reverse repurchase and similar financing transactions if it either (1) complies with the asset coverage requirements of Section 18 of the 1940 Act or (2) treat such transactions as derivative transactions under Rule 18f-4.

The 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding).

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association, corporation, or personal holding company, may be merged or consolidated with or acquired by the Trust; provided that, if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation, or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

The fundamental investment policies of the Survivor Fund will continue after the Reorganization.

Risks of the Funds

The following are the principal investment risks involved in an investment in both Funds:

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. In addition, there may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short- or long-term periods. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and noncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity

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in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Sector Concentration Risk – If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of November 30, 2025, 35.5% and 15.3% of the Fund’s net assets were invested in stocks within the technology sector and financials sector, respectively. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning. The values of securities of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

The following are additional principal investment risks involved in an investment in the Survivor Fund due to the Survivor Fund’s ETF structure:

Authorized Participant Risk. Only an authorized participant (“Authorized Participant”) that has entered into a contractual arrangement with the Distributor (as defined below) may engage in creation or redemption transactions directly with the Fund. To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem large blocks of shares known as “Creation Units,” shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in instruments that have lower trading volumes.

Concentration of Primary Market Participants. The Fund may have a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace.

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment

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results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may only be bought and sold in the secondary market at market prices. As a result there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility.

Secondary Market Trading Risk. Although Fund shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling shares in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the fund’s underlying investments become less liquid or illiquid.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short; and therefore, are subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Performance History

Following the Reorganization, the Survivor Fund will assume the performance history of Institutional Class Shares of the Target Fund. The bar charts and tables that follow show how Institutional Class Shares of the Target Fund have performed on a calendar year basis and provide an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual total returns based on NAV compare to those of its respective index and a broad-based market index. Past performance (before and after taxes) is not necessarily an indication of how the Survivor Fund will perform in the future. Updated performance information is available at no cost by visiting www.lyricalvaluefunds.com or by calling 1-888-884-8099.

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Institutional Class Shares Performance Bar Chart

Calendar Year Ended December 31

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2025)

	One Year	Five Year	Ten Year
Institutional Class Return before taxes	17.84%	12.79%	10.58%
Institutional Class Return after taxes on distributions	16.41%	12.20%	9.72%
Institutional Class Return after taxes on distributions and sale of Fund shares	11.57%	10.15%	8.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Target Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Funds

Adviser

Lyrical Asset Management LP, with a principal address of 250 West 55th Street, 37th Floor, New York, New York 10019, serves as the investment adviser to the U.S. Fund and the International Fund (each a “Fund” and collectively, the “Funds”). Pursuant to an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) for each Fund, the Adviser provides each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolios. The Adviser was organized in 2008 and also provides investment advisory services to high net worth individuals, institutional investors, investment companies and an Undertaking for Collective Investment in Transferable Securities (“UCITS”) fund.

Pursuant to the investment management agreement between the Adviser and the Fund (the “Management Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated objective and

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policies of the Funds, manages both the investment operations of the Funds and the composition of each Fund’s portfolio, including the purchase, retention, and disposition of securities. In connection therewith, the Adviser is obligated to keep certain books and records of the Funds. The Adviser also administers the corporate affairs of the Funds, and in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian and transfer agent, and the Funds’ sub-administrator and sub-fund accountant. The management services of the Adviser are not exclusive under the terms of the Management Agreement and the Adviser is free to, and does, render management services to others.

The management fee set forth in the Management Agreement for the Target Fund is 0.85% annually, to be paid on a monthly basis. For the fiscal year ended November 30, 2025, the Adviser earned a fee equal to 0.85% for services provided to the Target Fund. The Survivor Fund will have an annual unitary management fee equal to 0.75% of its average daily net assets.

A discussion regarding the basis for the Board’s renewal of the Management Agreement is available in the additional information in the Target Fund’s financial statements for the year ended May 31, 2026.

Portfolio Managers

Andrew Wellington is a portfolio manager of the Target Fund and the Survivor Fund. Mr. Wellington has been a Managing Partner and the Chief Investment Officer of the Adviser since it was founded in 2008. Prior to joining Lyrical, Mr. Wellington established and managed the New Mountain Vantage Fund, a value-oriented, long-only, activist hedge fund at New Mountain Capital. Before joining New Mountain Capital, Mr. Wellington managed the institutional mid-capitalization value product at Neuberger Berman and was a founding member of Pzena Investment Management, serving as its original research analyst. Mr. Wellington graduated summa cum laude from the Management & Technology dual-degree program at University of Pennsylvania.

John Mullins is a portfolio manager of the Target Fund and the Survivor Fund. Mr. Mullins is an Associate Portfolio Manager of the Adviser, having joined the Adviser in 2017. Prior to joining the Adviser, Mr. Mullins served as a Senior Analyst at Clearfield Capital Management starting in 2016, and prior to that was an Analyst at Elm Ridge Capital starting in 2014. Previously, Mr. Mullins was an investment analyst with Orbis Investment Management beginning in 2010. Mr. Mullins graduated with a B.A., English from Yale University and received an MBA from the Stanford Graduate School of Business.

Dan Kaskawits is a portfolio manager of the Target Fund and the Survivor Fund. Mr. Kaskawits is an Associate Portfolio Manager of the Adviser, having joined the Adviser in 2018. Prior to joining the Adviser, Mr. Kaskawits served as an Analyst with Elm Ridge Capital starting in 2011. Mr. Kaskawits graduated with a B.S., Management from Tulane University and received an MBA from Columbia Business School. Mr. Kaskawits has earned the right to use the CFA designation.

Other Service Providers

Northern Lights Distributors, LLC, which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the Trust’s principal underwriter and exclusive agent for distribution of each Fund’s Shares (the “Distributor”).

Pursuant to a Master Services Agreement entered into between the Adviser and Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Ultimus acts as fund accounting agent for the Funds and, in such capacity, maintains the books and records of the Funds, calculates their NAV, calculates investment performance, and prepares all financial statements and regulatory filings.

U.S. Bank, N.A. (“U.S. Bank”), located at 425 Walnut Street, Cincinnati, OH 45202 is the custodian for each Fund’s investments.

Ultimus Fund Solutions, LLC acts as transfer agent, dividend disbursing, and shareholder servicing agent for the Survivor Fund pursuant to written agreement with the Trust (the “Transfer Agent”).

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Purchase, Redemption and Pricing of Fund Shares

The following tables describe differences in how shares of the Target Fund and the Survivor Fund may be purchased and redeemed.

Purchase Procedures

The Target Fund and the Survivor Fund have materially different procedures for purchasing shares.

Target Fund	Survivor Fund

Purchase Methods. You may purchase shares of the Target Fund:

•         Directly from the Target Fund by contacting the Fund’s transfer agent to request an application; or

•         Through a broker or other financial intermediary.

The price of the shares is based on the Target Fund’s NAV next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the Target Fund will make a determination whether to calculate the NAV at the times as described above or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by the Target Fund or an authorized agent of the Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the Target Fund’s NAV at the close of trading on that day.

Minimum Investment. The minimum initial amount for Institutional Class shares is $100,000. The Target Fund may waive the investment minimums:

•         For corporate participant directed retirement accounts (such as 401(k) accounts);

•         For shares purchased through financial intermediaries that have entered into a written agreement with the funds or its agents; and

•         In other circumstances as the Target Fund may determine appropriate.

All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to limit the amount of purchases or reject any purchase at any time•

AIP Program. When making your initial investment in a fund, you may choose to participate in the fund’s AIP by completing the AIP section of the application form

Purchase Method. Unlike the Target Fund, individual shares of the Survivor Fund are not purchased at NAV directly with the Fund. Rather, investors (other than Authorized Participants) buy shares of the Survivor Fund only in secondary market transactions on the Exchange. Shares are listed for trading on the Exchange under the symbol [TICKER]. Only Authorized Participants may buy shares from the Fund directly and those transactions are made at NAV and only in Creation Units.

Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of shares.

Shares of the Survivor Fund can be bought throughout the day like shares of publicly-traded companies.

Minimum Investment. There is no minimum investment amount for the Survivor Fund.

AIP Program. Because Shares are purchased in the secondary market, the Survivor Fund does not have an automatic investment program (AIP).

Transaction Fees. When buying shares through a broker or other financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

15

Target Fund	Survivor Fund

discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.

Transaction Fees. Shares of the Fund are purchased at their NAV without a sales charge.

The Fund’s principal underwriter compensates brokers and other financial intermediaries who sell shares of the funds. Compensation comes from Rule 12b-1 fees and payments by the principal underwriter or affiliates of the principal underwriter and from its or their own resources.

The Fund’s shares may be available at brokerage firms that have agreements with the Fund’s distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker.

Redemption Procedures

The Target Fund and the Survivor Fund have materially different procedures for redeeming or selling shares.

Target Fund	Survivor Fund

Redemption Method. You may redeem shares of the Target Fund:

•         Directly from the Target Fund by either mailing a written request to the transfer agent or by calling the Target Fund; or

•         Through your broker or other financial intermediary.

You may redeem all or part of your investment in the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions described below. Redemption requests received by the Target Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after the Target Fund receives your properly completed order to sell.

The Target Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of the

Redemption Method. Unlike the Target Fund, individual shares of the Survivor Fund are not redeemed at NAV directly with the Fund. Rather, investors (other than Authorized Participants) sell shares of the Survivor Fund only in secondary market transactions on the Exchange. Shares are listed for trading on the Exchange under the symbol [TICKER]. Only Authorized Participants may redeem shares from the Fund directly and those transactions are made at NAV and only in Creation Units.

Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of shares.

Shares of the Survivor Fund can be sold throughout the day like shares of other publicly shares.

Transaction Fees. When selling shares through a broker or other financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

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Target Fund	Survivor Fund

Target Fund’s net assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Target Fund's holdings. If payment is made in securities, the Target Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Target Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold. Redemptions in-kind may be used regularly and may in stressed market conditions.

Transaction Fees. A broker may charge a transaction fee to redeem shares. The Target Fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares.

Accounts with Low Balances. Maintaining small accounts is costly for the Target Fund and may have a negative effect on performance. The Target Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,500. In such cases, you are notified and given at least 30 days to purchase additional shares to bring the balance above the minimum before the account is closed.

This involuntary redemption constitutes a sale of Target Fund shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

Accounts with Low Balances. The Survivor Fund does not involuntarily sell shares from accounts with low balances.

Exchanges

The Target Fund and the Survivor Fund have materially different procedures for exchanging shares.

Target Fund	Survivor Fund
You may exchange any or all of your Institutional Class shares in the Target Fund for Institutional Class shares in another fund of the Trust or another share class of the Target Fund provided you meet the eligibility and minimum investment requirements of that class.	The Survivor Fund offers only one class of shares. Therefore, it does not provide for the exchange of shares.

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Frequent Purchases and Redemptions of Fund Shares

The Target Fund and the Survivor Fund have materially different procedures relating to frequent purchases and redemptions of Fund shares.

Target Fund	Survivor Fund

The Target Fund does not authorize, and uses reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing or excessive trading may result in dilution of the value of fund shares held by long-term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. The Target Fund will take reasonable steps to discourage excessive short-term trading and the Board has adopted the following policies and procedures with respect to market timing. The Target Fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If the Target Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Target Fund may ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, the Target Fund can reject a purchase order for any reason. While the Target Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of shareholders.

In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Trust has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust; (2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market timing. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to

The Survivor Fund imposes no restrictions on the frequency of purchases and redemptions of its shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by fund shareholders. Purchases and redemptions by Authorized Participants, who are the only parties that may purchase or redeem shares directly with the Survivor Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Survivor Fund accommodates frequent purchases and redemptions by Authorized Participants. To minimize these potential consequences of frequent purchases and redemptions, the Survivor Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Survivor Fund in effecting trades. In addition, the Survivor Fund and the Adviser reserve the right to reject any purchase order at any time.
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Target Fund	Survivor Fund
permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Tax Status, Dividends, and Distributions

The following table describes differences in the tax status, dividends and distributions of the Target Fund and the Survivor Fund.

Target Fund	Survivor Fund

Tax Status: The Target Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Target Fund generally pay no federal income tax on the income and gains distributed to you.

Income and Capital Gain Distributions. The Target Fund expects to declare and distribute its net investment income, if any, to shareholders annually. Capital gains, if any, may be distributed at least annually. The Target Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Target Fund.

Dividend Reinvestment. All income and capital gain distributions are automatically reinvested in shares of the Target Fund unless you request cash distributions on your application or through a written request.

Tax on Distributions.  If you are a taxable investor, dividends and capital gain distributions you receive from the Target Fund, whether you reinvest your distributions in additional shares or receive them in cash, are subject to federal income tax, state taxes, and possibly local taxes:

Selling and Exchanging Shares.  Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Target Fund shares are taxed at your applicable tax rate for long-term capital gains. Short-term capital gains are taxed at ordinary income tax rates. If you redeem Target Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts.  When you invest in the Target Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes.

Tax Status: The Survivor Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Survivor Fund generally pay no federal income tax on the income and gains distributed to you.

Income and Capital Gain Distributions. Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Survivor Fund. The Survivor Fund distributes its net realized capital gains, if any, to shareholders annually. The Survivor Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Dividend Reinvestment. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes on Distributions. Distributions from the Survivor Fund’s net investment income, including capital gains, if any, are subject to federal income tax, state taxes, and possibly local taxes.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts. When you invest in the Survivor Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes.

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FINANCIAL HIGHLIGHTS

The Survivor Fund is a new fund and has no performance history as of the date of this Combined Prospectus/Information Statement. The Survivor Fund will adopt the financial history, including the financial highlights, of the Target Fund. The financial highlights of the Target Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund are also contained in the Target Fund’s Form N-CSR for the fiscal year ended November 30, 2025, which have been audited by Cohen & Company, Ltd., the Target Fund’s Independent Registered Public Accounting Firm. Unaudited financial highlights for the six-months ended May 31, 2026, are contained in the Target Fund’s Form N-CSRS. The Target Fund’s Annual Report and Semi-Annual Report have previously been sent to shareholders, are available on request and without charge by writing to the Target Fund at the Target Fund’s transfer agent at P.O. Box 46707, Cincinnati, OH 45246, or by calling toll-free at 1-888-884-8099, and are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the Exchange on the Closing Date of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust. Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders.

The distribution of the Survivor Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. If you hold your shares of the Target Fund in a brokerage account that does not allow you to hold ETF shares, you will need to contact your financial adviser or other financial intermediary to set up a brokerage account that permits investment in ETF shares. If you hold your shares directly with the Target Fund, you will need to open an account with a broker or other financial intermediary. Otherwise, your shares of the Target Fund will be liquidated. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time (as defined in the Plan of Reorganization), the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

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Reasons for the Reorganization

The factors considered by the Board in approving the Reorganization included, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Survivor Fund with an identical investment objective and the same principal investment strategies;
•	After the Reorganization, Target Fund shareholders will be invested in the Survivor Fund with lower total operating expenses;
•	The same portfolio managers that currently manages the Target Fund will manage the Survivor Fund after the Reorganization;
•	The Survivor Fund is expected to achieve certain operating efficiencies as an ETF;
•	The Reorganization is not expected to result in any tax consequence to shareholders;
•	The costs of the Reorganization will be borne by the Adviser; neither the Funds nor their shareholders will bear any of the costs of the Reorganization;
•	Each Target Fund shareholder will receive Survivor Fund shares with the same aggregate NAV as their Target Fund shares;
•	Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Survivor Fund; and
•	A vote of shareholders of the Target Fund is not required under the Trust’s governing documents.
•	The Reorganization is expected to provide the following benefits to shareholders:

o	Lower expense ratio. The Target Fund pays a management fee of 0.85% of average daily net assets and limits it total annual fund operating expenses to 0.99% of the average daily net assets of the Institutional Class shares, 1.24% of the average daily net assets of the Investor Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. The Survivor Fund has a unitary fee of 0.75% of average daily net assets.

o	Lower cost of operation. The Survivor Fund is expected to cost less to operate relative to the Target Fund because there are expenses that the Target Fund incurs as part of its operations that the Survivor Fund will not incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody transaction-related expenses.

o	Increased transparency. The Survivor Fund will be a transparent ETF that operates with full transparency of its portfolio holdings. Following the Reorganization, the Survivor Fund will make its portfolio holdings public each day prior to the open of the [EXCHANGE] (the “Exchange”). This holdings information will be found on the Survivor Fund’s website, [*].

o	Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the shareholders of the Survivor Fund. When a mutual fund, such as the Target Fund. sells portfolio securities, that sale can create capital gains that may be taxable to shareholders of the mutual fund. In contrast, the creation and redemption process for ETFs, including actively managed ETFs such as the Survivor Fund, allows the ETF to acquire and sell portfolio securities in-kind. This process generally reduces the realization of taxable capital gains by the ETF. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains
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tax on their investment in the ETF after they sell their ETF shares. The Survivor Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but in an ETF structure.

o	Intraday trading. Shares of the Target Fund can only be purchased or redeemed once daily after the next-determined NAV. In contrast, because the Survivor Fund will be listed on the Exchange, its shares can be purchased and sold throughout the trading day at a quoted bid price and sold at a quoted ask price on the exchange, which gives the shareholder more control over the ability to enter into or exit out of their investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, an investor will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions also may result in paying brokerage commissions.

o	Potential for expanded distribution. Additional platform opportunities in connection with the ETF structure could increase the Survivor Fund’s assets and create potential opportunities for economies of scale.

•	The Reorganization is not expected to result in the recognition of any taxable gain or loss by the shareholders of the Target Fund on the exchange of Target Fund shares for Survivor Fund shares;
•	The costs of the Reorganization will be borne by the Adviser; neither the Funds nor their shareholders will bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate NAV as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The Reorganization of the Target Fund into the Survivor Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. Accordingly, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. However, the shareholders of the Target Fund may recognize gain or loss upon the receipt of cash in redemption of fractional shares of the Target Fund prior to the Reorganization, and shareholders whose Target Fund shares are not held through a brokerage account or are held through a brokerage account that cannot accept shares of the Survivor Fund on the Closing Date of the Reorganization, may recognize gain or loss if their Target Fund shares are either liquidated and redeemed for cash, or transferred by their financial intermediary to a different investment option. The tax basis of the Survivor Fund shares received in exchange for Target Fund shares in the Reorganization will be the same as the basis of the Target Fund shares exchanged (adjusted for any gain or loss recognized as described above) and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged; provided that, the shares exchanged were held as capital assets at the time of the Reorganization. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Shareholders should consult their tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign, and other taxes. As a non-waivable condition of the closing of the Reorganization, the Trust will receive a legal opinion from Thompson Hine LLP to the effect that the Reorganization will be a tax-free reorganization under Section 368(a) of the Code. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. As of November 30, 2025, the Target Fund had capital loss carry forwards for

22

federal income tax purposes available to offset future capital gains, which may be carried forward indefinitely, as shown in the following table.

	Short-Term	Long-Term	Total
Target Fund	$[*]	$[*]	$[*]

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund. The Reorganization is not expected to independently result in limitations on the Survivor Fund’s ability to use any capital loss carryforwards of the Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of the Survivor Fund’s shares or other reorganization transactions in which the Survivor Fund might engage post-Reorganization. The Board took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Expenses of the Reorganization

The costs of the Reorganization will be borne by the Adviser. The total cost of the Reorganization is expected to be approximately $[*].

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of July 31, 2026: (a) the unaudited capitalization of the Target Fund; and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Survivor Fund that actually will be received by Target Fund shareholders. The Survivor Fund is a shell fund that will commence operations on the Closing Date. Institutional Shares of the Target Fund will be the accounting survivor for financial statement purposes (i.e., its financial statements will be carried forward after the Reorganization). The capitalization of the Target Fund is likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding [(*)]	Share Adjustment	Adjusted Shares Outstanding [(*)]	Net Asset Value Per Share
Target Fund	$[*]	[*]	[*]	[*]	$[*]
Investor Class	$13,398,660	403,603	-	403,603	$33.2
Institutional Class	$1,291,347,678	38,518,402	-	38,518,402	$33.53
A Class	$3,847,050	115,421	-	115,421	$33.33
C Class	$5,586,259	172,285	-	172,285	$32.42
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Pro Forma - Survivor Fund	$1,314,179,647	39,209,711	[15,567]	39,194,144	$33.53

Shareholder Information

As of the Record Date, there were [*] shares of the Target Fund outstanding. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
[*]	[*]	[*]%

As of the Record Date, the Survivor Fund was not operational and therefore, had no shareholders.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a business trust organized under the laws of the state of Ohio. Under the Trust’s Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights. Fractional shares of the Target Fund have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

Rules promulgated by the SEC require that shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Company Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Karen Jacoppo-Wood, Secretary, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Shareholder proposals may also be raised from the floor at the meeting without prior notice to the Trust. Because the Trust has never received a shareholder proposal, the Trust has not adopted a written policy regarding consideration of shareholder proposals.

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EXHIBIT A—FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (this “Reorganization Agreement”) is made as of this [ ] day of [ ], 2026 by and between Ultimus Managers Trust, an Ohio business trust (the “Trust”), on behalf of Lyrical U.S. Value Equity ETF, a new series of the Trust (the “Acquiring Fund”); the Trust, on behalf of the Lyrical U.S. Value Equity Fund, a series of the Trust (the “Target Fund”); and Lyrical Asset Management LP, a Delaware limited partnership (“Lyrical”), the investment adviser to the Target Fund and the Acquiring Fund, but only for purposes of Sections 4.4, 8.8, 9.1, and 9.2 of this Reorganization Agreement.

Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Acquiring Fund and the Target Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by the Acquiring Fund or the Target Fund, respectively, of its obligations, agreements, representations, and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Section 1.368-2(g) of the Treasury Regulations promulgated under the Code, and that for United States income tax purposes the reorganization contemplated by this Reorganization Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The reorganization will consist of:

(a)	the transfer of all the assets of the Target Fund to the Acquiring Fund (as set forth in Exhibit A hereto), in exchange for whole shares of beneficial interest, no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
(b)	the redemption of fractional shares of the Target Fund (the “Target Fund Shares”) for cash prior to the Closing (defined below) of the Reorganization (defined below) and the liquidation of Target Fund Shares held through accounts that are not permitted to hold Acquiring Fund Shares; and
(c)	the pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund, and the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (collectively, the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Trust, the Target Fund is a separate series of the Trust, and the Trust is an open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Target Fund;

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WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

TARGET FUND’S LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE TARGET FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Target Fund the number of whole Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund; and (b) to assume all the liabilities of the Target Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at NAV without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

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1.2       ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold, claims and rights of action and all other properties and assets that are owned by the Target Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement), including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The assets of the Target Fund shall be delivered free and clear of all liens, encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), hypothecations, and claims whatsoever, and there shall be no restrictions on the full transfer thereof. For avoidance of doubt, assets being transferred by the Target Fund to the Acquiring Fund under this Section shall not include the (i) assets required to pay out any fractional shares in cash to Target Fund shareholders (“Target Fund Shareholders”) immediately prior to the Closing Date, it being understood and agreed that fractional Acquiring Fund Shares will not be issued to the Target Fund Shareholders, and (ii) shares held by Target Fund Shareholders that have not provided brokerage account information to the Acquiring Fund’s transfer agent, which will be liquidated on Closing Date. Prior to the Closing, the Target Fund will redeem any fractional Target Fund shares and Target Fund Shares that are not transferable to the Acquiring Fund because such Target Fund Shareholder has not provided brokerage account information, at NAV in exchange for a cash payment in lieu thereof.

1.3       LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement. Notwithstanding the foregoing, the Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its known liabilities and obligations that are or will become due before the Closing to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity.

1.4       LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing Date the Target Fund will distribute, in complete liquidation, all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.2 of this Reorganization Agreement on a pro rata basis to its shareholders of record, determined as of the close of business on the Valuation Time (as defined in Section 2.1 of this Reorganization Agreement). Each Target Fund Shareholder’s account shall be credited with the pro rata number of whole Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the Target Fund Shareholder holds at the Valuation Time.

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       Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due to such shareholders. All issued and outstanding Target Fund Shares will simultaneously be canceled on the books of the Target Fund, and the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund Shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

For Target Fund Shareholders that hold Target Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares or have not otherwise provided their brokerage account information as of the Closing Date, such Target Fund shares will be liquidated on the Closing Date and the cash proceeds will be distributed to such Target Fund shareholders.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7       TERMINATION. As soon as practicable on or after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.8       BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

ARTICLE II

VALUATION

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2.1       VALUATION OF ASSETS AND LIABILITIES. The value of the Target Fund’s assets shall be the value of all of the Target Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”) less the value of any cash or other assets used to redeem fractional shares, if any, which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Fund’s Board of Trustees. The NAV per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be the NAV per share of the Target Fund as of the close of business at the Valuation Time. On the Closing Date, the Target Fund shall record the value of its assets, as valued pursuant to this Section 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

2.2       VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The number of Acquiring Fund shares issued in exchange for the Target Fund’s net assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time. All Acquiring Fund shares delivered to a Target Fund shareholder will be delivered at NAV without the imposition of a sales load, commission, transaction fee or other similar fee.

2.3       EFFECT OF SUSPENSION IN TRADING. The Valuation Time and Closing Date shall be postponed, if as of the Valuation Time, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored, or such later date as the parties may agree pursuant to Section 3.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by the Administrator, in accordance with its regular practice in pricing the shares and assets of the Target Fund. In the case of differences in valuation, the parties shall discuss in good faith to resolve by the Closing Date.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The Closing shall occur on [ ], 2026 or such other date as the parties may agree in writing (“Closing Date”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

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3.2       CUSTODIAN’S CERTIFICATE. The Target Fund shall cause U.S. Bank, N.A. (“U.S. Bank”), as custodian for the Target Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the Acquiring Fund) and transferred and delivered by the Target Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Target Fund is also the custodian for the Acquiring Fund). If the Target Fund is unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Target Fund or their broker, then the Acquiring Fund may, in its full discretion, waive the delivery requirements of this Section with respect to said undelivered assets if the Target Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian.

3.3       TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause the Administrator, as transfer agent for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause its transfer agent, to issue and deliver to the Secretary of the Trust at the Closing (a) a certificate as to the opening of accounts in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4       DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, and other documents, if any, as such other party or its counsel may reasonably request to affect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

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(a)       The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)       The Target Fund is a separate series of the Trust duly established in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Target Fund is not, and the execution, delivery, and performance of this Reorganization Agreement will not result, in a conflict with or a material violation of any provision of the Trust’s Declaration of Trust or By-Laws (collectively, the “Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)       Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Target Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f)       No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Reorganization Agreement. Except as otherwise disclosed to the Acquiring Fund, the Target Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)       The annual financial statements of the Target Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s N-1A Registration Statement (as defined in Section 4.3(b) of this Reorganization Agreement), and such statements (copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition of the Target Fund as of such period, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

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(h)       Since the end of the Target Fund’s most recently completed fiscal year, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date, except as otherwise disclosed in writing to the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Target Fund, or net redemptions shall not constitute a material adverse change.

(i)       All U.S. federal, state, local and other tax returns and reports of the Target Fund required by law to have been filed by it by the Closing (taking into account permitted extensions for filing) have been or will, prior to the Closing, be timely filed (taking into account such extensions) and are or will be correct in all material respects. All U.S. federal, state, local and other taxes shown as due or claimed to be due by any government entity have been paid, or provision shall have been made for the payment thereof. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Target Fund.

(j)       All issued and outstanding shares of the Target Fund are, and as of the Closing will be, validly issued and fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the Target Fund’s shareholder records as the Target Fund provided in Section 1.4 of this Reorganization Agreement. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k)       Except as otherwise disclosed to and accepted in writing by or on behalf of the Acquiring Fund, at the time of the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)       The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Target Fund and the Trust’s Board of Trustees. This Reorganization Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws relating to or affecting the rights and remedies of creditor’s generally and to general principles of equity.

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(m)       The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.) that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n)       The current prospectus and statement of additional information of the Target Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Trust or the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)       From the mailing of the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement) and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(b) of this Reorganization Agreement), or any other materials provided by the Target Fund in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)       For each taxable year of its operations (including the pre-Closing portion of the taxable year that includes the Closing Date), the Target Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to compute and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Target Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

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(q)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Ohio law, as applicable, for the execution of this Reorganization Agreement by the Trust on behalf of the Target Fund, except for the effectiveness of the Trust’s N-1A Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto and the N-14 Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, and the filing of any documents that may be required under Ohio law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(r)       The Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Trust.

(s)        The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s then applicable prospectus and statement of additional information, except as previously disclosed in writing to the Acquiring Fund.

(t)       The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)       The Trust is a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)       The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Amended Agreement and Declaration of Trust”).

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

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(e)       No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)       The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)       All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of this Reorganization Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(h)       The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities laws and other laws and regulations.

(i)       The prospectus and statement of additional information of the Acquiring Fund conform in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and will not, with respect to the Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(j)       Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Trust intends that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year.

(k)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Ohio law for the execution of this Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and N-14 Registration Statement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(l)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to commence and continue its operations after the Closing Date.

(m)       The Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Trust.

(n)       The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for shares issued to the initial shareholder (the “Initial Shares”)) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations and as necessary to consummate the transactions hereunder. The Initial Shares will be redeemed and cancelled prior to Closing.

(o)       The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.3       REPRESENTATIONS OF THE ACQUIRING FUND AND THE TARGET FUND. The Trust, on behalf of the Acquiring Fund and Target Fund, respectively, represents and warrants to the other, as follows:

(a)       To the knowledge of the Trust, the Target Fund’s Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

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       (b)       The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

4.4       REPRESENTATIONS OF LYRICAL. Lyrical represents and warrants to the Trust and the Funds as follows:

(a)       Lyrical is a limited partnership duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Reorganization Agreement. Lyrical has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)       The execution, delivery and performance of this Reorganization Agreement have been duly authorized by the appropriate governing body of Lyrical and by all other necessary limited liability company action on the part of Lyrical, and, subject to the due authorization, execution and delivery of this Reorganization Agreement by the other parties hereto, this Reorganization Agreement constitutes the valid and binding obligation of Lyrical enforceable against Lyrical in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)       As of each of the effective date of the N-1A Registration Statement, the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund, and the Closing Date, the documents contained or incorporated therein by reference, insofar as they relate to Lyrical, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Lyrical’s knowledge, threatened against Lyrical, with respect to its business or the Acquiring Fund, if adversely determined, would materially and adversely affect Lyrical’s financial condition or the conduct of its business; and Lyrical knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that could materially and adversely affect Lyrical’s business or Lyrical’s ability to fulfil its obligations under this Reorganization Agreement.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND TARGET FUND

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5.1       OPERATION IN ORDINARY COURSE. Subject to Section 1.2 of this Reorganization Agreement, the Target Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2       INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.3       ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares as permitted by shareholder account registrations.

5.4       FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, the Target Fund and Acquiring Fund, as applicable, will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.5       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.6       PREPARATION N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Reorganization Agreement in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare and file the N-14 Registration Statement.

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5.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Target Fund.

5.8       TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Trust, the Target Fund, the Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary, including without limitation, providing representation letters to Thompson Hine LLP, to enable it to render the tax opinion contemplated in this Reorganization Agreement.

5.9       STATEMENT OF ASSETS AND LIABILITIES. The Target Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1       All representations, covenants, and warranties of the Trust, the Acquiring Fund, and Lyrical contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2       The Acquiring Fund, the Trust, and Lyrical shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund, the Trust, and Lyrical, as applicable, prior to or at the Closing.

6.3       The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

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6.4       The Target Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, with such assumptions, qualifications and limitations as shall be in reasonable opinion of such firm appropriate to render the opinion expressed herein, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund substantially to the effect that:

(a)       The Trust has been formed as a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)       The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)       Assuming that the consideration of not less than NAV has been paid, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)       The N-1A Registration Statement and N-14 Registration Statement are effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)       The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Amended and Restated Agreement and Declaration of Trust.

(g)       This Reorganization Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Trust, on behalf of the Target Fund, is a valid and binding obligation of the Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles and to an implied covenant of good faith and fair dealing.

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(h)       Except as disclosed in writing to the Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or Trust.

6.5       The Target Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.2 of this Reorganization Agreement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1       All representations, covenants, and warranties of the Trust, the Target Fund, and Lyrical contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       The Target Fund, the Trust, and Lyrical shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Target Fund, the Trust, and Lyrical, as applicable, prior to or at the Closing.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, with such assumptions, qualifications and limitations as shall be in reasonable opinion of such firm appropriate to render the opinion expressed herein, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)       The Trust has been formed as a business trust and is existing under the laws of the State of Ohio and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The Target Fund has been established as a separate series of the Trust under the Declaration of Trust.

(b)       The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

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(d)       The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Declaration of Trust, as amended (assuming approval of the Target Fund’s Shareholders has been obtained) or its By-Laws.

(e)       This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust on behalf of the Target Fund enforceable against the Trust on behalf of the Target Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(f)       Except as disclosed in writing to the Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Trust.

7.4       The Target Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

7.5       The Target Fund will, prior to the Closing, consolidate its outstanding share classes into a single class (the “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each shareholder of that single class of shares holds shares of that single class immediately after the Share Class Consolidation with an aggregate value equal to the aggregate value of the shares of the Target Fund held immediately prior to the Share Class Consolidation.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of the Acquiring Fund and the Target Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement), and if any of the conditions set forth below have not been satisfied on or before the Closing Date, the Acquiring Fund or Target Fund shall, at its option, not be required to consummate the Reorganization contemplated by this Reorganization Agreement:

8.1       This Reorganization Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

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8.2       This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Trust and the Board of Trustees of the Trust, and the Acquiring Fund and the Target Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3       The Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5       All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.6       Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7       The Target Fund and the Acquiring Fund shall have received an opinion of Thompson Hine LLP, addressed to the Trust, the Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)       The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for the Acquiring Fund Shares and its assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund Shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund Shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)       Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in

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exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund shareholders in exchange for their Target Fund Shares.

(c)       Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund.

(d)       Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the Reorganization.

(e)       Under Section 1223(2) of the Code, the holding period of each of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).

(f)       Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization, except with respect to any cash distributed by the Target Fund on or prior to the Reorganization in connection with (i) the redemption of fractional Target Fund Shares, and (ii) the liquidation of Target Fund Shares held through accounts that are not permitted to hold Acquiring Fund Shares.

(g)       Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization, after taking into account cash distributed by the Target Fund immediately prior to the Reorganization in connection with the redemption of fractional Target Fund Shares, if any.

(h)       Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares were held as capital assets on the date of the Reorganization.

(i)       The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

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No opinion will be expressed as to (1) whether either the Target Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (2) the federal income tax consequences of the payment of Reorganization Expenses by Lyrical, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (3) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (4) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (5) the effect of the Reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (6) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (7) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); (8) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Target Fund and the Acquiring Fund, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.

8.8       All representations, covenants, and warranties of Lyrical contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof, except as they may be affected by the transactions contemplated by this Reorganization Agreement, as of the Closing, with the same force and effect as if made on and as of such Closing. Lyrical shall have delivered to the Trust at the Closing a Certificate, in form and substance satisfactory to the Trust and dated as of the Closing Date, to such effect and as to such other matters as the Trust shall reasonably request.

ARTICLE IX
EXPENSES

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9.1       The Target Fund and the Acquiring Fund will pay no Reorganization Expenses. Lyrical will pay and/or cause to be paid all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the N-14 Registration Statement and printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information; (b) postage; (c) accounting fees; (d) legal fees incurred by the Acquiring Fund and the Target Fund, including fees to counsel to the Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Trust and Trust in connection with the Reorganization; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, Lyrical will bear full responsibility for payment of the Reorganization Expenses.

9.2       At the Closing, the Advisers shall pay and/or cause to be paid the estimated costs of the Reorganization pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3       Each party represents and warrants to the other that there is no person or entity entitled to receive any brokerage fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4       Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
COOPERATION AND EXCHANGE OF INFORMATION

10.1.       With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Fund and the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

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ARTICLE XI
INDEMNIFICATION

11.1.       With respect to the Reorganization, the Acquiring Trust, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Trust and each of the Target Fund’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Fund or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Reorganization Agreement. This indemnification obligation shall survive the termination of this Reorganization Agreement and the closing of the Reorganization.

11.2.       With respect to the Reorganization, the Trust, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Trust and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Reorganization Agreement. This indemnification obligation shall survive the termination of this Reorganization Agreement and the closing of the Reorganization.

ARTICLE XII
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

12.1       The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

12.2       Except for the covenants set forth in Sections 1.4, 1.8, 5.5, 5.6, 5.10, 6.6, 9.1, 9.2, 10.1, 11.1, 11.2, 15.1, 15.2, 15.3, 15.4, and 15.5 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XIII
TERMINATION

13.1       This Reorganization Agreement may be terminated by the Trust and such termination may be affected by the President of the Trust and the Trust in writing without further action by its Board of Trustees. In addition, the Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

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(a)       a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)       a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)       a determination by the Board of Trustees of the Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Target Fund, respectively.

13.2       In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust, the Target Fund, the Adviser, the Sub-Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIV
AMENDMENTS

14.1       This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by its respective Board of Trustees.

ARTICLE XV
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

15.1       The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement. If any provision or portion of this Reorganization Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portion of this Reorganization Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

15.2       This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

15.3       This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to conflict of laws.

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15.4       This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

15.5       It is expressly agreed that the obligations of the Acquiring Fund and the Target Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Trust or the Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Trust and the Trust Governing Documents. Moreover, no series of the Trust or Trust other than the Target Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Trust or Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Acquiring Fund and the Board of Trustees of the Trust on behalf of the Target Fund and signed by authorized officers of the Trust and the Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XVI
NOTICES

16.1       Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three (3) days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust, to the Trust, to Lyrical, or at the applicable address set forth below, or to any other address that the Trust, the Trust, Lyrical or shall have last designated by notice to the other party:

If to Trust:

[ ]

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

3900 Key Center

127 Public Square

Cleveland, OH 44114

Attention: Andrew Davalla

Telephone No. (216) 469-3265

Email: Andrew.Davalla@thompsonhine.com

A-25

If to Lyrical:

[ ]

(signature page follows)

A-26

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

ULTIMUS MANAGERS TRUST, on behalf of the Target Fund
By: _____________
Name:
Title: President

ULTIMUS MANAGERS TRUST, on behalf of the Acquiring Fund
By: ________________
Name:
Title: President

LYRICAL ASSET MANAGEMENT LP

By: _________
Name:
Title: Chief Executive Officer

A-27

EXHIBIT A

– Column A (Acquiring Fund)	– Column B (Target Fund)
Lyrical U.S. Value Equity ETF	Lyrical U.S. Value Equity Fund

A-28

EXHIBIT B—FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Target Fund share. The total returns in the tables reflect the rates an investment in the Target Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the has been derived from the Target Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm. It is an integral part of the Target Fund’s audited financial statements included in the Target Fund’s Form N-CSR. The information for the six months ended May 31, 2026 has been derived from the Target Fund’s unaudited financial statements included in the Target Fund’s Form N-CSRs. Both the Annual Report and Semi-Annual Report are incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

LYRICAL U.S. VALUE EQUITY FUND

INSTITUTIONAL CLASS

Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months Ended May 31, 2026 (Unaudited)		Year Ended Nov. 30, 2025	Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of period	$28.54		$28.06	$21.11		$19.16		$21.59	$16.68

Income (loss) from investment operations:
Net investment income (a)	0.01		0.07	0.05		0.10		0.07	0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	3.76		1.94	7.03		1.93		(1.54)	5.02
Total from investment operations	3.77		2.01	7.08		2.03		(1.47)	5.05

Less distributions from:
Net investment income	(0.05)		(0.05)	(0.10)		(0.08)		(0.03)	(0.14)
Net realized gains	—		(1.48)	(0.03)		—		(0.93)	—
Total distributions	(0.05)		(1.53)	(0.13)		(0.08)		(0.96)	(0.14)

Net asset value at end of period	$32.26		$28.54	$28.06		$21.11		$19.16	$21.59

Total return (b)	13.24	%(c)	7.21%	33.63%		10.64%		(6.81)%	30.44%

Net assets at end of period (000,000’s)	$1,241		$1,101	$1,139		$556		$655	$696

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.99	%(d)	0.98%	1.00%		1.03%		1.02%	1.01%
Ratio of net expenses to average net assets (e)	0.99	%(d)	0.99%	0.99	%(f)	1.00	%(f)	0.99%	0.99%
Ratio of net investment income to average net assets (e)	0.04	%(d)	0.25%	0.21%		0.51%		0.36%	0.13%
Portfolio turnover rate (g)	14	%(c)	32%	13%		23%		24%	14%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after fee reductions and/or recoupments.
(f)	Includes 0.00%(h) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares. Amount excludes in-kind redemptions, if any.
(h)	Amount rounds to less than 0.005%.

B-1

LYRICAL U.S. VALUE EQUITY FUND

INVESTOR CLASS

Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months Ended May 31, 2026 (Unaudited)		Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of period	$28.26		$27.81		$20.93		$18.99		$21.43	$16.56

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)		(0.00	)(b)	(0.01)		0.05		0.02	(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	3.72		1.93		6.97		1.92		(1.53)	4.98
Total from investment operations	3.69		1.93		6.96		1.97		(1.51)	4.96

Less distributions from:
Net investment income	—		—		(0.05)		(0.03)		—	(0.09)
Net realized gains	—		(1.48)		(0.03)		—		(0.93)	—
Total distributions	—		(1.48)		(0.08)		(0.03)		(0.93)	(0.09)

Net asset value at end of period	$31.95		$28.26		$27.81		$20.93		$18.99	$21.43

Total return (c)	13.06	%(d)	6.95%		33.30%		10.38%		(7.03)%	30.10%

Net assets at end of period (000’s)	$12,580		$11,086		$10,347		$8,153		$7,758	$8,270

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.56	%(e)	1.58%		1.62%		1.72%		1.74%	1.79%
Ratio of net expenses to average net assets (f)	1.24	%(e)	1.24%		1.24	%(g)	1.25	%(g)	1.24%	1.24%
Ratio of net investment income (loss) to average net assets (f)	(0.21	)%(e)	(0.00	)%(h)	(0.03)%		0.26%		0.10%	(0.12)%
Portfolio turnover rate (i)	14	%(d)	32%		13%		23%		24%	14%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after fee reductions and/or recoupments.
(g)	Includes 0.00%(h) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(h)	Amount rounds to less than 0.005%.
(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares. Amount excludes in-kind redemptions, if any.

B-2

LYRICAL U.S. VALUE EQUITY FUND

A CLASS

Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months Ended May 31, 2026 (Unaudited)		Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Period Ended Nov. 30, 2022 (a)
Net asset value at beginning of period	$28.37		$27.91		$21.05		$19.14		$18.23

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.03)		(0.00	)(c)	(0.00	)(c)	0.06		0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	3.74		1.94		6.99		1.92		1.81	(d)
Total from investment operations	3.71		1.94		6.99		1.98		1.84

Less distributions from:
Net investment income	—		—		(0.10)		(0.07)		—
Net realized gains	—		(1.48)		(0.03)		—		(0.93)
Total distributions	—		(1.48)		(0.13)		(0.07)		(0.93)

Net asset value at end of period	$32.08		$28.37		$27.91		$21.05		$19.14

Total return (e)	13.08	%(f)	6.96%		33.27%		10.38%		10.12	%(f)

Net assets at end of period (000’s)	$3,056		$1,224		$6,683		$103		$14

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.46	%(g)	1.67%		1.56%		29.74%		176.77	%(g)
Ratio of net expenses to average net assets (h)	1.24	%(g)	1.24%		1.24	%(i)	1.25	%(i)	1.24	%(g)
Ratio of net investment income (loss) to average net assets (h)	(0.22	)%(g)	(0.01)%		(0.02)%		0.31%		0.36	%(g)
Portfolio turnover rate (j)	14	%(f)	32%		13%		23%		24	%(f)

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.
(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01.
(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.
(e)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/ or reimbursed expenses. Calculation does not reflect sales load.
(f)	Not annualized.
(g)	Annualized.
(h)	Ratio was determined after fee reductions and/or recoupments and/or expense reimbursements.
(i)	Includes 0.00%(k) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(j)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares. Amount excludes in-kind redemptions, if any.
(k)	Amount rounds to less than 0.005%.

B-3

LYRICAL U.S. VALUE EQUITY FUND

C CLASS

Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months Ended May 31, 2026 (Unaudited)		Year Ended Nov. 30, 2025	Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Period Ended Nov. 30, 2022 (a)
Net asset value at beginning of period	$27.74		$27.53	$20.85		$19.08		$18.23

Income (loss) from investment operations:
Net investment loss (b)	(0.14)		(0.21)	(0.19)		(0.07)		(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	3.65		1.90	6.93		1.89		1.81	(c)
Total from investment operations	3.51		1.69	6.74		1.82		1.78

Less distributions from:
Net investment income	—		—	(0.03)		(0.05)		—
Net realized gains	—		(1.48)	(0.03)		—		(0.93)
Total distributions	—		(1.48)	(0.06)		(0.05)		(0.93)

Net asset value at end of period	$31.25		$27.74	$27.53		$20.85		$19.08

Total return (d)	12.65	%(e)	6.15%	32.33%		9.56%		9.79	%(e)

Net assets at end of period (000’s)	$5,035		$4,310	$3,082		$1,292		$31

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.54	%(f)	2.56%	2.88%		6.64%		196.90	%(f)
Ratio of net expenses to average net assets (g)	1.99	%(f)	1.99%	1.99	%(h)	2.00	%(h)	1.99	%(f)
Ratio of net investment loss to average net assets (g)	(0.96	)%(f)	(0.76)%	(0.77)%		(0.38)%		(0.36	)%(f)
Portfolio turnover rate (i)	14	%(e)	32%	13%		23%		24	%(e)

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.
(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/ or reimbursed expenses. Calculation does not reflect CDSC.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after fee reductions and/or recoupments and/or expense reimbursements.
(h)	Includes 0.00%(j) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares. Amount excludes in-kind redemptions, if any.
(j)	Amount rounds to less than 0.005%.

B-4

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER [ ], 2026

LYRICAL U.S. VALUE EQUITY FUND

AND

LYRICAL U.S. VALUE EQUITY ETF

each a series of Ultimus Managers Trust

225 Pictoria Drive, Suite 450, Cincinnati, OH 45202

1-888-884-8099

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated [*] (the “Combined Prospectus/Information Statement”) for the Lyrical U.S. Value Equity Fund (the “Target Fund”) and Lyrical U.S. Value Equity ETF (the “Survivor Fund”), each a class (herein referred to as “series”) of the Ultimus Managers Trust (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Funds at P.O. Box 46707, Cincinnati, OH 45246 or by calling 1-888/884-8099. Unless otherwise stated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Target Fund will furnish, without charge, a copy of its most recent Annual and Semi-Annual Reports. Requests should be directed to the Target Fund by writing the Target Fund’s accounting agent at P.O. Box 46707, Cincinnati, OH 45246 or by calling 1-888-884-8099.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3

2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about the Target Fund, a series of the Trust, is contained in and incorporated by reference to the Target Fund’s Statement of Additional Information dated March 30, 2026, as it may be amended and/or supplemented from time to time. The Adviser’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Target Fund are contained in the Target Fund’s annual shareholder report filed on Form N-CSR for the fiscal year ended November 30, 2025 and are incorporated in this Statement of Additional Information by reference. The unaudited financial statements for the Target Funds are contained in the Target Fund’s semi-annual shareholder report filed on Form N-CSRS for the six months ended May 31, 2026 and are incorporated in this Statement of Additional Information by reference. No other parts of the Target Fund’s annual or semi-annual shareholder report are incorporated by reference in this Statement of Additional Information. The Survivor Fund has not commenced operations and will not do so until the Closing Date of the Reorganization.

3

Part C

 Other Information

ITEM 15.  Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13I, as amended, these Federal laws, and not Ohio Revised Code Section 1701.13I, shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreements with Lyrical Asset Management LP (the “Adviser”) provide that the Advisers and Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreements with Ultimus Fund Distributors, LLC (the “UFD”) and the Distribution Agreement with Northern Lights Distributors, LLC (“NLD” and, collectively with UFD, the “Distributors”) provide that the Distributors, their directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreements relate, except a loss resulting from the failure of either Distributors or any such other person to comply with applicable law or the terms of the Agreements, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributors’ obligations and duties under the Distribution Agreements.

The Distribution Agreements with the Distributors further also provides that the Distributors agree to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributors or any agent or employee of the Distributors or any other person for whose acts as Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributors’ failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 16.   Exhibits

(1) Agreement and Declaration of Trust, dated February 28, 2012, is incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(2)        Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(3) Not applicable.

(4) Agreement and Plan of Reorganization and Termination is included in Appendix A.

(5) See Registrant’s Agreement and Declaration of Trust and Registrant’s By-Laws, which exhibits are incorporated herein by reference.

(6) Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Oceana Fund and Toews Hedged U.S. Opportunity Fund, previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, is hereby incorporated by reference.

(7) Distribution Agreement with Ultimus Fund Distributors, LLC, dated February 1, 2019, is incorporated by reference to Exhibit (e)(1)(A) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(8) None

(9)(a) Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(10) None.

(11) Opinion and consent of Thompson Hine LLP is filed herewith.

(12) Form of Tax Opinion is filed herewith.

(13) (i) Master Services Agreement with Ultimus Fund Solutions, LLC dated July 24, 2018, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(ii) Amendment to Master Services Agreement, filed herewith.

(14) Consent of Cohen & Company, Ltd. is filed herewith.

(15) None.

(16) None.

(17) None.

ITEM 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganizations upon the closing of the reorganization and within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 14th day of August, 2026.

ULTIMUS MANAGERS TRUST (Registrant)

By:	/s/ Todd E. Heim
Todd E. Heim
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Name	Title	Date
/s/ Todd E. Heim Todd E. Heim	President	August 14, 2026
/s/ Daniel Bauer Daniel Bauer	Principal Financial Officer/Treasurer	August 14, 2026
/s/ Keith Shintani Keith Shintani	Trustee	August 14, 2026
/s/ Janine L. Cohen Janine L. Cohen	Trustee	August 14, 2026
/s/ Clifford Schireson Clifford Schireson	Trustee	August 14, 2026

/s/ Robert Morrison Robert Morrison	Trustee	August 14, 2026
/s/ Jacqueline A. Williams Jacqueline A. Williams	Trustee	August 14, 2026

Exhibit List

(11) Opinion and consent of Thompson Hine LLP

(12) Form of Tax Opinion of Thompson Hine LLP

(14) Consent of Cohen & Company, Ltd.